Exhibit 10.26

                               INDEMNITY AGREEMENT


         This Indemnity Agreement, dated effective as of August 1, 2003, is made by and between Health Sciences Group, Inc., a Colorado corporation (the "Company"), and Jacob Engel, Fred Tannous, Bill Glaser, William T. Walker (the "Indemnitees").

                                    RECITALS

         A. The Company is a corporation organized under the laws of the State of Colorado;

         B. Company has the power, to the maximum extent permitted by Colorado law in effect from time to time, to obligate itself to indemnify the directors, officers and employees of the Company; and

         C. The bylaws of the Company (the "Bylaws") provide that each officer and director of the Company shall be indemnified by the Company to the extent permitted by Article VII of the bylaws.

         D. Indemnitees are either directors or officers or may become directors or officers of the Company and the Company desires to fulfill its obligations to indemnify the officers and directors to the maximum extent permitted by the Bylaws;

         NOW,   THEREFORE,   the   parties   hereto  are   entering   into  this
Indemnification Agreement (the "Agreement") as of the date hereof to evidence the obligation of the Company to indemnify the Indemnitees.

         SECTION 1

         DEFINITIONS. In this Agreement the following words have the meanings indicated.


                                       1
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         (1) "Company"  includes any domestic or foreign  predecessor  entity of the Company in a merger, consolidation or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

         (2) "Director" means any person who is or was a director of the Company and any person who, while a director of the Company, is or was serving at the request of the Company as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

         (3) "Expenses" include attorneys' fees.

         (4) "Official Capacity" means the following:

                  (i) When used with respect to a director, the office of director in the Company; and

             (ii) When used with respect to a person other than a director as contemplated in Section 9, the elective or appointive office in the Company held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the Company.

            (iii) "Official Capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

         (5) "Party" includes a person who was, is or is threatened to be made a named defendant or respondent in a proceeding.

         (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.


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         SECTION 2

         INDEMNIFICATION OF DIRECTOR.

         (1) Provided the determination required under Section 5 has been made, the Company shall indemnify any Director (or officer, employee or agent as set forth below in Section 9) made a Party to any Proceeding by reason of service in that Director's Official Capacity unless it is established that:

                  (i) The act or omission of the Director was material to the matter giving rise to the proceeding; and

                           1. Was committed in bad faith; or

                           2.  Was  the   result   of  active   and   deliberate
                           dishonesty; or

             (ii) The Director actually received an improper personal benefit in money, property, or services; or

                  (iii) In the case of any criminal proceeding, the Director had reasonable cause to believe that the act or omission was unlawful.

         (2) (i) Indemnification shall be against judgments, penalties, fines, settlements, and reasonable Expenses actually incurred by the Director in connection with the Proceeding.

             (ii) However, if the Proceeding was one by or in the right of the Company, indemnification shall be made only against reasonable Expenses and may not be made in respect of any Proceeding in which the Director shall have been adjudged to be liable to the Company.


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         (3) (i) The  termination  of any  Proceeding  by  judgment,  order,  or settlement does not create a presumption that the Director did not meet the requisite standard of conduct set forth in this Section.

             (ii) The termination of any Proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Director did not meet the requisite standard of conduct set forth in this Section.

         SECTION 3

         NO INDEMNIFICATION OF DIRECTOR LIABILITY FOR IMPROPER PERSONAL BENEFIT. A Director shall not be indemnified under Section 1 in respect of any Proceeding charging improper personal benefit to the Director, whether or not involving action in the Director's Official Capacity, in which the Director was adjudged to be liable on the basis that personal benefit was improperly received.

         SECTION 4

         REQUIRED   INDEMNIFICATION  AGAINST  EXPENSES  INCURRED  IN  SUCCESSFUL
DEFENSE.

         (1) A Director who has been successful, on the merits or otherwise, in the defense of any Proceeding referred to in Section 1 shall be indemnified against reasonable Expenses incurred by the Director in connection with the Proceeding.

         (2) Nothing in this Agreement shall limit the power of a court of appropriate jurisdiction to order indemnification of a Director to the maximum extent permitted by Colorado law in effect from time to time, including the right to recover the Expenses of securing such reimbursement.

         SECTION 5

         DETERMINATION THAT INDEMNIFICATION IS PROPER.

         (1) Indemnification under Section 1 shall not be made by the Company unless authorized for the specific Proceeding after a determination has been made that indemnification of the Director is permissible in the circumstances because the Director has met the standard of conduct set forth in Section 1.

         (2) Such determination shall be made:

                  (i) By the Board of Directors by a majority vote of a quorum consisting of Directors not, at the time, Parties to the Proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more Directors not, at the time, Parties to such Proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated Directors who are Parties may participate;

             (ii) By special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which Directors who are Parties may participate; or

            (iii) By the stockholders.

         (3) Authorization of indemnification and determination as to reasonableness of Expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to the reasonableness of Expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this Section for selection of such counsel.

         (4) Shares held by Directors who are Parties to the Proceeding shall not be voted on the subject matter under this Section.

         SECTION 6

         PAYMENT OF EXPENSES IN ADVANCE OF FINAL DISPOSITION OF ACTION.

         (1) Reasonable Expenses incurred by a Director who is a Party to a Proceeding shall be paid or reimbursed by the Company in advance of the final disposition of the Proceeding, upon receipt by the Company of:

                  (i) A written affirmation by the Director of the Director's good faith belief that the standard of conduct necessary for indemnification by the Company as authorized in this Agreement has been met; and

             (ii) A written undertaking by or on behalf of the Director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

         (2) The undertaking required by subparagraph (ii) of paragraph (1) of this Section shall be an unlimited general obligation of the Director but need not be secured and may be accepted without reference to financial ability to make the repayment.

         SECTION 7

         REIMBURSEMENT OF DIRECTOR'S EXPENSES INCURRED WHILE APPEARING AS WITNESS. The Company shall pay or reimburse Expenses incurred by a Director in connection with an appearance as a witness in a Proceeding at a time when the Director has not been made a named defendant or respondent in the Proceeding.

         SECTION 8

         DIRECTOR'S  SERVICE TO  EMPLOYEE  BENEFIT  PLAN.  For  purposes of this
Agreement:

         (1) The Company shall be deemed to have requested a Director to serve an employee benefit plan where the performance of the Director's duties to the Company also imposes duties on, or otherwise involves services by, the Director to the plan or participants or beneficiaries of the plan;

         (2) Excise taxes assessed on a Director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

         (3) Action taken or omitted by the Director with respect to an employee benefit plan in the performance of the Director's duties for a purpose reasonably believed by the Director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Company.

         SECTION 9

         OFFICER, EMPLOYEE OR AGENT.
         --------------------------

         (1) The Company shall indemnify and advance Expenses to an officer, employee, or agent of the Company to the same extent that it shall indemnify Directors under this Agreement.

         SECTION 10

         The indemnification and advancement of Expenses provided or authorized by this Agreement may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a Director may be entitled under the Charter, the Bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an Official Capacity and as to action in another capacity while holding office.

         SECTION 11

         INSURANCE. The Company may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee, or agent of the Company, or who, while a Director, officer, employee, or agent of the Company, is or was serving at the request of the Company as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Company would have the power to indemnify against liability under the provisions of this Agreement or under Maryland law in effect from time to time.

         SECTION 12

         GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the Laws of the State of Colorado applicable to agreements to be made and to be performed entirely within such State, however in the event the reincorporation of the Company into another state, all references to Colorado law shall be deemed references to the law of such other state.

         SECTION 13

         CAPTIONS. The captions assigned to provisions of this Agreement are for convenience only and shall be disregarded in construing this Agreement.

         SECTION 14

         NUMBER AND GENDER. Use of the singular in this Agreement includes the plural, use of the plural includes the singular, and use of one gender include both genders, as the context may require.

         SECTION 15

         CROSS REFERENCES AND EXHIBITS. Any reference in this Agreement to a "Section" or "paragraph" shall be construed, respectively, as referring to a section of this Agreement, or a paragraph of the Section of this Agreement in which the reference appears.

         SECTION 16

         SUCCESSORS.  This  Agreement  shall be  binding  upon and  inure to the
benefit  of  the   successors  of  the  Company  and  to  the  heirs,   personal
representatives and estates of the Indemnitees.

         SECTION 17

         SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity of any other provision, and all other provisions shall remain in full force and effect.

         SECTION 18

         ENTIRE AGREEMENT. This Agreement and the Bylaws contain the entire agreement between the parties as to the rights granted and the obligations assumed in this instrument. This Agreement may be amended only by a subsequent written instrument signed by both parties. To the extent if any inconsistency between this Agreement and the bylaws, the bylaws shall govern.

         SECTION 19

         NON-ASSIGNABILITY. This Agreement may not be assigned by either party hereto, and any purported assignment of this Agreement shall be null and void.

         SECTION 20

         WAIVER. Any forbearance by a party to this Agreement in exercising any right or remedy under this Agreement or otherwise afforded by applicable law shall not be a waiver of or preclude the exercise of that or any other right or remedy.

         The parties hereto have entered into this Indemnification Agreement effective as of the date first above written. This Agreement may be entered into in counterparts or independently with anyone or all of Indemnitees. Failure of anyone of the Indemnitees to enter into this Agreement shall not affect the enforceability of this Agreement as to any other one of the Indemnitees who signs below.


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                                  "Company"

                                  HEALTH SCIENCES GROUP, INC.


                                  By:______________________________

                                     Name:

                                     Title:

                                  "Indemnitees"

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                                  (Print Name)